UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2014

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company” and “Hardinge” refer to Hardinge Inc. and its subsidiaries on a consolidated basis.

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed on September 26, 2014 (the “Initial Form 8-K”) to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to our recently completed acquisition from Peter Wolters GmbH (the “Seller”) of certain assets and the assumption of certain liabilities associated with a product line of grinding machine systems and applications marketed and sold by Seller under the Voumard brand (the “Voumard Business”). Except as otherwise noted, this Form 8-K/A does not modify or update the Initial Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

The Company is filing this report in order to make available (i) the audited abbreviated financial statements of the Voumard Business as of December 31, 2013 and for the year then ended, the unaudited abbreviated financial statements of the Voumard Business as of and for six months ended June 30, 2014 and June 30, 2013, and (ii) the pro forma financial information of the Company as of and for the six months ended June 30, 2014 and the year ended December 31, 2013, which give effect to the acquisition on the basis described therein. The foregoing abbreviated financial information, which is attached hereto as Exhibits 99.1 and 99.2, respectively, is being provided in lieu of the financial information otherwise required by Item 9.01 of Form 8-K, as it is not practical to obtain the Item 9.01 information related to the Voumard Business.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The following abbreviated financial statements of the Voumard Business are attached hereto as Exhibit 99.1 and incorporated herein by reference:

▪	Audited Statement of Assets Acquired and Liabilities Assumed as of December 31, 2013;

▪	Audited Statement of Revenues and Direct Expenses for the year ended December 31, 2013;

▪	Unaudited Statement of Assets Acquired and Liabilities Assumed as of June 30, 2014; and

▪	Unaudited Statements of Revenues and Direct Expenses for the six months ended June 30, 2014 and June 30, 2013.

(b)    Pro forma financial information.

The following unaudited pro forma financial information of the Company is attached hereto as Exhibit 99.2 and incorporated herein by reference:

▪	Unaudited Pro Forma Combined Balance Sheet at June 30, 2014; and

▪	Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2014 and the year ended December 31, 2013.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Independent Auditors
99.1
Audited Statement of Assets Acquired and Liabilities Assumed as of December 31, 2013; audited Statement of Revenues and Direct Expenses for the year ended December 31, 2013; Unaudited Statement of Assets Acquired and Liabilities Assumed as of June 30, 2014; and Unaudited Statements of Revenues and Direct Expenses for the six months ended June 30, 2014 and June 30, 2013.

99.2
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2014; and Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	December 8, 2014
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer